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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 --------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2003

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



          Texas                    1-13565                  76-0535259
     (State or Other             (Commission             (I.R.S. Employer
       Jurisdiction              File Number)          Identification No.)
    of Incorporation)


              3 Greenway Plaza, Suite 2000
                     Houston, Texas                            77046
                 (Address of principal                       (Zip Code)
                   executive offices)



       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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Item 2: Acquisition or Disposition of Assets

     On June 9, 2003, pursuant to the terms of an Asset Purchase Agreement dated May 7, 2003, which was filed with the SEC by Encompass Services Corporation (the "Company") as Exhibit 2.1 to the Company's Form 8-K filed on May 13, 2003, the Company and several of its operating subsidiaries that had been engaged in the Company's Residential Services business completed the sale of substantially all of the remaining Residential Services group assets to Residential Services Group, Inc. and its subsidiaries (as assignees of the rights of Residential Acquisition Corp. under the Asset Purchase Agreement). Under the Asset Purchase Agreement, Residential Service Group, Inc. purchased the Company's Residential Services group assets for approximately $40 million plus the assumption of certain related liabilities as specified in the Asset Purchase Agreement.

     The Company completed the sale of the Residential Services group assets in connection with the consummation of the Immaterially Modified Second Amended Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors (the "Plan"), which is generally described under Item 3. below and is annexed to this Form 8-K as Exhibit 2.1.

     A copy of Amendment Number One To Asset Purchase Agreement is annexed to this Form 8-K as Exhibit 2.2.

Item 3: Bankruptcy or Receivership

     On May 28, 2003 (the "Confirmation Date"), the United States Bankruptcy Court for the Southern District of Texas (the "Court") entered an order (the "Confirmation Order") confirming the Plan in connection with the Company's and its affiliated debtors' jointly administered case (Case no. 02-43582) under Chapter 11 ("Chapter 11") of Title 11 of the United States Code (the "Bankruptcy Code"). A copy of the Confirmation Order is annexed to this Form 8-K as Exhibit
99.1. The effective date of the Plan (the "Effective Date") was June 9, 2003.

     The following is a summary of the matters contemplated to occur pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan, which is annexed to this Form 8-K as Exhibit 2.1. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

     The plan provides for a sale of all or substantially all of the Company's operating assets and the distribution of the proceeds of the sale to creditors and the subsequent winding up of the Company's and its subsidiaries' corporate affairs.

     Classes and Treatment

     Under the Plan, Claims against and Equity Interests in the Debtors are divided into Classes. Certain Claims, including Allowed Administrative Expense Claims,

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Allowed Priority Tax Claims and Allowed Other Priority Claims will receive payment in full in Cash on the Initial Distribution Date or as soon thereafter as reasonably practicable, as such Claims are liquidated, or in installments over time, as permitted by the Bankruptcy Code, or as agreed with the holders of such Claims. All other Allowed Claims and Equity Interests will receive the distributions and recoveries (if any) described in the table below. The following table summarizes the classification and treatment of Claims and Equity Interests under the Plan. A Claim or Equity Interest is placed in a particular Class only to the extent that it falls within the description of that Class, and is classified in any other Class to the extent that any portion thereof falls within the description of such other Class. The recoveries set forth below are merely estimated recoveries based upon various assumptions.

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   Class              Type of Claim or Equity Interest                  Treatment            Recovery
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
  --------   Administrative ExpenseClaims                             Unimpaired               100%
----------------------------------------------------------------------------------------------------------
  --------   Priority Tax Claims                                      Unimpaired               100%
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     1       Other Priority Claims                                    Unimpaired               100%
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     2       Other Secured Claims                                     Impaired                 100%
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     3       Existing Credit Agreement Claims                         Impaired                  43%
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     4       Surety Claims                                            Impaired                 100%
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     5       Convenience Claims                                       Impaired             No estimate
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     6       General Unsecured Claims                                 Impaired                   6%
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     7       Litigation Claims                                        Impaired             No estimate
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     8       Existing Preferred Stock                                 Impaired                   0%
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     9       Existing Common Stock and (S) 501(b) claims              Impaired                   0%
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     10      Existing Other Equity Interests                          Impaired                   0%
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

     The following summary further describes the classification and treatment of Claims and Equity Interests under the Plan:

     1.   Other Priority Claims

     Class 1 consists of all Other Priority Claims. On the later of (i) the Effective Date or (ii) the date on which its Other Priority Claim becomes an Allowed Other Priority Claim, or, in each case, as soon as practicable thereafter, each holder of an Allowed Other Priority Claim shall receive, in full satisfaction, settlement, and release of and in exchange for such Allowed Other Priority Claim, Cash equal to the full amount of its Allowed Other Priority Claim.

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     2.   Other Secured Claims

     Class 2 consists of all Other Secured Claims. Except to the extent that a holder of an Allowed Other Secured Claim agrees to a different treatment, at the sole option of the Debtors or the Reorganized Debtors, (i) each Allowed Other Secured Claim shall be reinstated and rendered unimpaired pursuant to section 1124 of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or receive payment prior to the stated maturity of such Allowed Other Secured Claim from and after the occurrence of a default; (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Allowed Other Secured Claim, including any interest on such Allowed Other Secured Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date or the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim or as soon thereafter as is practicable, or (iii) the holder of an Allowed Other Secured Claim shall receive possession of the Collateral securing its Allowed Other Secured Claim in full and complete satisfaction of such Allowed Other Secured Claim on the later of the Effective Date or the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim or as soon thereafter as is practicable.

     Deficiency Claims: Each holder of an Allowed Other Secured Claim receiving the treatment specified in clause (ii) or (iii) of the preceding paragraph shall have a Deficiency Claim to the extent the value of the Collateral securing its Allowed Other Secured Claim is less than amount of its Allowed Other Secured Claim.

     3.   Existing Credit Agreement Claims

     Class 3 consists of all Existing Credit Agreement Claims. On the later of
(i) the Effective Date or (ii) the date on which its Existing Credit Agreement Claim becomes an Allowed Existing Credit Agreement Claim, or, in each case, as soon as practicable thereafter, each holder of an Allowed Existing Credit Agreement Claim shall receive, in full satisfaction, settlement, and release of and in exchange for such Allowed Existing Credit Agreement Claim a Pro Rata share of (i) the Asset Sale Proceeds, (ii) the proceeds of all Postpetition Collateral to the extent they secure the Adequate Protection Obligations; and
(iii) the proceeds of the Prepetition Collateral, including the proceeds of the Prepetition Collateral that are collected after the Confirmation Date.

     Deficiency Claims: Each holder of an Allowed Existing Credit Agreement Claim receiving the treatment specified in the preceding paragraph shall have a Deficiency Claim to the extent the value of the Collateral securing its Allowed Existing Credit Agreement Claim is less than the amount of its Allowed Existing Credit Agreement Claim.

     4.   Surety Claims

     Class 4 consists of all Surety Claims. Except to the extent that the holder of an Allowed Surety Claim has been paid by the Debtors prior to the Effective Date, the

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holder of an Allowed Surety Claim shall receive on account of such holder's
Allowed Surety Claim and in full satisfaction, settlement, and release of and in exchange for such Allowed Surety Claim all equitable subrogation and other legal and equitable rights against the Debtors, the Reorganized Debtors and the Bonded Collateral arising under the Surety Agreements, the Bonded Contracts and applicable law; provided, however, that except for obligations arising under a Bond under which a Residential Debtor is the principal and primary indemnitor, assets and properties of the Reorganized Residential Debtors shall be free from all Bonded Obligations, including (i) all Claims related to cross-indemnities and (ii) all rights of the Sureties to cross-collateralized losses sustained by them which are in any way attributable to the Non-Residential Debtors, against the assets and properties of the Residential Debtors.

     5.   Convenience Claims

     Class 5 consists of all Convenience Claims. Except to the extent that the holder of an Allowed Convenience Claim has been paid by the Debtors prior to the Effective Date pursuant to the Critical Vendor Order or otherwise or such holder agrees to a different treatment, the holder of an Allowed Convenience Claim shall receive on account of such holder's Allowed Convenience Claim and in full satisfaction, settlement, and release of and in exchange for such Allowed Convenience Claim the lesser of (i) one-half of such holder's Allowed Convenience Claim; or (ii) a Pro Rata share of the Convenience Class Distribution; provided, however, that if the amount to be distributed to the holder of an Allowed Convenience Claim pursuant to the terms of this paragraph is less than the estimated distribution that such creditor would be entitled to receive if such creditor were treated as a creditor holding an Allowed General Unsecured Claim rather than an Allowed Convenience Claim, then the holder of such Allowed Convenience Claim shall automatically be accorded the treatment provided to the holders of Allowed General Unsecured Claims.

     6.   General Unsecured Claims

     Class 6 consists of all General Unsecured Claims. Except to the extent that the holder of an Allowed General Unsecured Claim has been paid by the Debtors prior to the Effective Date pursuant to the Critical Vendor Order or otherwise or such holder agrees to a different treatment, the holder of an Allowed General Unsecured Claim shall receive on account of such holder's Allowed General Unsecured Claim and in full satisfaction, settlement, and release of and in exchange for such Allowed General Unsecured Claim such holder's Pro Rata share of the Class 6 Distribution; provided, however, that the Pro Rata share of the Class 6 Distribution allocated to the holders of Allowed Junior Subordinated Note Claims and Allowed Senior Subordinated Note Claims shall, prior to the distribution of any such property, be reallocated and distributed Pro Rata to the Senior Lenders holding Allowed General Unsecured Claims; provided further, however, that on the Effective Date, the holders of the Allowed Senior Subordinated Notes shall receive a Pro Rata share of Cash in an amount equal to $2.5 million.

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     7.   Litigation Claims

     Class 7 consists of all Litigation Claims. If and when a Litigation Claim becomes an Allowed Litigation Claim, proceeds from any Insurance Policy which become payable as a consequence of such allowance shall be disbursed by the insurer which is obligated to pay such insurance proceeds to the holder of such Allowed Litigation Claim. If the proceeds of an Insurance Policy become payable as a consequence of the allowance of a Litigation Claim, and the Insurance Policy (or Insurance Policies) providing coverage for the Allowed Litigation Claim contains a retention (deductible) that has not been paid by the Debtors on or before the Effective Date, then, and in such event, (i) the amount of Insurance Policy proceeds payable by an insurer to the holder of the Allowed Litigation Claim shall be reduced by the amount of the unpaid retention, and
(ii) the holder of the Allowed Litigation Claim shall hold an Allowed General Unsecured Claim in the amount of such unpaid retention. Notwithstanding any provision herein to the contrary, if it is determined that all or any portion of an Allowed Litigation Claim is not an Allowed Insured Claim, then the holder of such Allowed Litigation Claim shall hold an Allowed General Unsecured Claim for that portion of the Allowed Litigation Claim which is not an Allowed Insured Claim. If an Allowed Litigation Claim is also an Allowed Other Secured Claim or an Allowed Other Priority Claim, then the holder of such Allowed Litigation Claim shall be accorded the treatment provided to the holders of Allowed Other Secured Claims and Allowed Other Priority Claims, respectively, unless the holder of the Allowed Litigation Claim elects to be treated as an Allowed Litigation Claim. If only a portion of an Allowed Litigation Claim is also an Allowed Other Secured Claim or an Allowed Other Priority Claim, then only such portion of the Allowed Litigation Claim that is also an Allowed Other Secured Claim or an Allowed Other Priority Claim shall be accorded the treatment provided to the holders of Allowed Other Secured Claims and Allowed Other Priority Claims, respectively.

     8.   Existing Preferred Stock

     Class 8 consists of the Existing Preferred Stock. On the Effective Date, all Existing Preferred Stock and the accrued and unpaid dividends thereon shall be cancelled, and the holders of Existing Preferred Stock shall not receive or retain any property on account of their Existing Preferred Stock.

     9.   Existing Common Stock and Section 510(b) Claims

     Class 9 consists of all Existing Common Stock and Section 510(b) Claims. On the Effective Date, all Existing Common Stock shall be cancelled, and the holders of Existing Common Stock and Section 510(b) Claims shall not receive or retain any property on account of their Existing Common Stock and/or Section 510(b) Claims.

     10.  Existing Other Equity Interests

     Class 10 consists of all Existing Other Equity Interests. On the Effective Date, all Existing Other Equity Interests shall be cancelled, and the holders of Existing Other

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Equity Interests shall not receive or retain any property on account of their
Existing Other Equity Interests.

     The Company's Previously Outstanding Securities

     The Plan provides that on the Effective Date, all of the Company's Existing Common Stock, Existing Preferred Stock, Existing Other Equity Interests, Senior Subordinated Notes and Junior Subordinated Notes will be cancelled and of no further force and effect and the obligations of the Company under such securities and under the Company's certificate of incorporation, any agreements, indentures or certificates of designations governing such securities will be terminated and discharged Accordingly, the Company intends to take the steps necessary to cease being subject to the periodic reporting requirements of the federal securities laws. Consequently, it is expected that other than the filing of Form 15 under the Securities Act of 1934, as amended, no further reports or filings under the federal securities laws will be issued or made by the Company.

     As of the Confirmation Date, the Company's authorized capital stock consisted of 200,000,000 shares of Common Stock, of which 66,641,639 shares of Common Stock were issued and 64,998,639 shares of Common Stock were outstanding. In addition, as of the Confirmation Date, the Company had 256,191 shares of Existing Preferred Stock issued and outstanding.

     The Reorganized Debtors Organizational Structure

     Upon consummation of the Plan, all of the Company's subsidiaries were authorized to be merged, pursuant to the Plan, with and into Encompass Services Holding Corp., a Delaware corporation.

     Each of the Company, its subsidiaries and, specifically, Encompass Services Holding Corp., as the surviving entity upon the merger of such other subsidiaries of the Company with and into it on and after the Effective Date, continue to exist until such time as they are dissolved under applicable law. However, such entities continue to exist for the limited purpose of winding up their affairs and assisting the Disbursing Agent in carrying out the duties and responsibilities set forth in this Plan.

     The Debtors, pursuant to the Plan, appointed a Disbursing Agent on the Effective Date. The Disbursing Agent has the rights and powers of a debtor-in-possession under section 1107 of the Bankruptcy Code and such other rights, powers and duties incident to causing the performance of the Debtors' obligations under the Plan, including, without limitation, the duty to assess the merits of Claims and object to those Claims that the Disbursing Agent determines to be, in whole or in part, without merit, to prosecute such objections and defend Claims and counterclaims asserted in connection therewith, to prosecute causes of action, to liquidate Estate assets, to wind up the businesses, assets, properties and affairs of the Reorganized Debtors, to make distributions under the Plan and such other duties as are necessary to effectuate the provisions of the Plan. The Disbursing Agent will continue to exist until entry of a Final Order by the Bankruptcy

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Court closing the Chapter 11 Cases. As soon as practicable after the final distribution is made and all Cash has been distributed or paid, the Disbursing Agent will seek entry of a Final Order closing the Chapter 11 Cases pursuant to section 350 of the Bankruptcy Code.

     Information Concerning the Company's Assets and Liabilities

     Information concerning the assets and liabilities of the Company can be found in the monthly operating report for April 2003, which was filed on May 30, 2003 by the Company with the United States Trustee in connection with the Company's case under Chapter 11. The monthly operating report is attached as
Exhibit 99.2 to this Form 8-K.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

          Exhibit Number                        Description

                2.1 Immaterially Modified Second Amended Joint Plan of Reorganization of the Company and its Affiliated Debtors, dated May 21, 2003

                2.2 Amendment Number One to Asset Purchase Agreement, dated as of May 19, 2003

                99.1         Confirmation Order dated May 28, 2003

                99.2         Monthly Operating Report for April 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENCOMPASS SERVICES CORPORATION



                                          By:   /s/ John A. Hale, Jr.
                                             -----------------------------------
                                                John A. Hale, Jr.
                                                Vice President and Secretary

Date: June 9, 2003


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                                  EXHIBIT INDEX

          Exhibit Number                        Description

                2.1 Immaterially Modified Second Amended Joint Plan of Reorganization of the Company and its Affiliated Debtors, dated May 21, 2003

                2.2 Amendment Number One to Asset Purchase Agreement, dated as of May 19, 2003

                99.1         Confirmation Order dated May 28, 2003

                99.2         Monthly Operating Report for April 2003